                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported) August 18, 1999
                                                         ---------------

                    SOUTH JERSEY FINANCIAL CORPORATION, INC.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                     0-24997                   22-3615289
      --------                     -------                   ----------
(State or other Jurisdiction of  (Commission               (IRS Employer
incorporation or organization)   File Number)              Identification No.)

      4651 Route 42 Turnersville, New Jersey                   08012
      --------------------------------------                   -----
      (Address of principal executive offices)               (Zip Code)

                                 (609) 629-6000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Item 5.  Other Events.
         -------------

      On August 18, 1999, South Jersey Financial Corporation, Inc. ("South Jersey") issued a press release which announced that it had received regulatory clearance to repurchase up to 5% of South Jersey's outstanding shares held by shareholders.

      A press release announcing the stock repurchase is attached as Exhibit
99.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99   Press Release dated August 18, 1999.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   August 19, 1999               By: /s/ Robert J. Colacicco
                                           -------------------------------------
                                           Robert J. Colacicco
                                           President and Chief Executive Officer



Dated:   August 19, 1999               By: /s/ Gregory M. DiPaolo
                                           -------------------------------------
                                           Gregory M. DiPaolo
                                           Executive Vice President, Treasurer
                                            and Chief Operating Officer





                                       2